                                                                    Exhibit 23.2


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the consolidated financial statements of OxyVinyls, LP dated January 28, 2002, which is attached as Exhibit 13.2 to PolyOne Corporation's Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.
                                                /s/ Arthur Andersen LLP

Dallas, Texas,
  April 30, 2002